Cash and Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2018
Cash and Cash Equivalents [Abstract]
Cash ana Cash Equivalents and Restricted Cash

NOTE 3: CASH AND CASH EQUIVALENTS AND RESTRICTED CASH

Cash and cash equivalents consisted of the following:

	December 31, 2018	December 31, 2017
Cash on hand and at banks	$16,958	$14,221

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. The Company does maintain cash deposits and equivalents in excess of government-provided insurance limits. The Company also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.

As of December 31, 2018 and 2017, restricted cash amounted to $1,934 and $280, respectively and related to amounts held in retention accounts in order to service debt and interest payments, as required by certain of Navios Containers L.P.’s credit facilities.